UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street, Memphis, Tennessee 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders of AutoZone, Inc. (the “Company”) was held December 17, 2025. The final vote results from such meeting are set forth below. Each such proposal is further described in the Proxy Statement, which descriptions are incorporated herein by reference.

Proposal 1. The shareholders elected 11 directors, each of whom will hold office until the Annual Meeting of Shareholders to be held in 2026 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Philip B. Daniele, III	13,702,624	95,274	8,910	1,039,896
Michael A. George	13,711,789	86,136	8,883	1,039,896
Linda A. Goodspeed	12,974,972	823,033	8,803	1,039,896
Earl G. Graves, Jr.	13,071,886	723,117	11,805	1,039,896
Brian P. Hannasch	13,726,097	71,919	8,792	1,039,896
Gale V. King	13,691,456	98,808	16,544	1,039,896
Claire R. McDonough	13,773,232	24,729	8,847	1,039,896
George R. Mrkonic, Jr.	12,639,341	1,157,025	10,442	1,039,896
William C. Rhodes, III	13,263,446	505,801	37,561	1,039,896
Jill A. Soltau	13,689,134	100,871	16,803	1,039,896
C. Spas Montesinos	13,769,250	28,651	8,907	1,039,896

Proposal 2. The Company’s shareholders ratified the appointment of Ernst & Young LLP as AutoZone’s independent registered public accounting firm for the 2026 fiscal year. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
13,581,598	1,256,404	8,702

Proposal 3. The Company’s shareholders approved, on an advisory, non-binding basis, the compensation of AutoZone’s named executive officers. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,397,320	1,374,590	34,898	1,039,896

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2025

AUTOZONE, INC.

By:	/s/ Jenna M. Bedsole
Name:	Jenna M. Bedsole
Title:	Senior Vice President, General Counsel & Secretary